UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20649

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ࿇

Check the appropriate box:
☐  Preliminary Proxy Statement
࿇  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
࿇  Definitive Additional Materials
࿇  Soliciting Material Pursuant to § 240.14a-12

EMPIRE PETROLEUM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒  No fee required.

࿇  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title to each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

࿇  Fee paid previously with preliminary materials.

࿇  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EMPIRE PETROLEUM CORPORATION
8801 South Yale
Suite 120
Tulsa, Oklahoma 74137

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 5, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Empire Petroleum Corporation, a Delaware corporation (the “Company”), will be held at the Crowne Plaza Hotel, 100 East Second Street, Tulsa, Oklahoma, in the Executive Room on the 2nd floor on Monday, June 5, 2006, at 10:00 a.m., local time, for the following purposes:

1.	To elect two members to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve the adoption of the Company’s 2006 Stock Incentive Plan;

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the shares of the Company’s authorized common stock;

4.	To ratify the appointment of Tullius Taylor Sartain & Sartain LLP as the Company’s independent registered public accounting firm for 2006; and

5.	To transact any other business that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 4, 2006, as the record date for the meeting, and only stockholders of record at such time will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

By Order of the Board of Directors,

/s/ Albert E. Whitehead
Albert E. Whitehead
Chairman and Chief Executive Officer

Tulsa, Oklahoma
May 10, 2006

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

EMPIRE PETROLEUM CORPORATION
8801 South Yale
Suite 120
Tulsa, Oklahoma 74137

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 5, 2006

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Empire Petroleum Corporation, a Delaware corporation (the “Company”), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 5, 2006, or at any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy are first being forwarded to stockholders on or about May 10, 2006.

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted as directed at the Annual Meeting. Stockholders whose shares are registered in their own names may instruct the proxies how to vote by executing and returning the accompanying proxy, and the shares represented by the proxy will be voted at the Annual Meeting. Stockholders holding their shares through a broker, bank or other record holder should follow the instructions provided to them by such record holders in order to vote their shares.

If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder’s shares will be voted in accordance with such choice. If no choice is indicated on a proxy, the stockholder’s shares will be voted “FOR” (a) the election of all of the nominees for directors listed below, (b) the adoption of the 2006 Stock Incentive Plan, (c) the amendment to the Company’s Certificate of Incorporation and (d) the ratification of the appointment of the independent registered public accounting firm. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Chief Executive Officer of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Chief Executive Officer of the Company prior to or at the Annual Meeting or by attending the Annual Meeting and voting in person.

The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

STOCKHOLDERS ENTITLED TO VOTE

Stockholders of record at the close of business on May 4, 2006 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of the Record Date, there were 42,830,190 shares of the Company’s common stock issued and outstanding. The holders of common stock are entitled to one vote per share. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the Annual Meeting and entitled to vote will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee and votes that are withheld will have no effect on the vote. Abstentions, which may be specified on all proposals except the election of directors, will have the effect of a negative vote. Under applicable Delaware law, a broker non-vote will not be considered present for the purpose of calculating the vote on any matter.

Votes will be counted by the inspector of election at the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of two directors. Members of the Company’s Board of Directors are elected at annual meetings and serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Because the Company’s Board is currently only comprised of two members, the Company does not currently have any committees. Since the Company does not have a nominating committee, each of the current directors nominated the other as a candidate for reelection as director of the Company by the stockholders at the Annual Meeting.

The nominees, Messrs. Kinard and Whitehead, currently serve as directors of the Company. The person named as proxy in the accompanying proxy, who has been designated by the Board of Directors, intends to vote, unless otherwise instructed in such proxy, for the election of Messrs. Kinard and Whitehead. Should any of the nominees become unable for any reason to stand for election as a director of the Company, it is intended that the person named in such proxy will vote for the election of such other person as the Board of Directors may propose to replace such nominee. The Company knows of no reason why any of the nominees will be unavailable or unable to serve.

The affirmative vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. Accordingly, the two nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for election by the holders of common stock shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting.

The Board of Directors recommends a vote “FOR” each of the following nominees for directors.

Nominees for Directors

Albert E. Whitehead, age 76. Mr. Whitehead has been a member of the Company’s Board of Directors since 1991 and served as Chairman of the Board and Chief Executive Officer from March 1998 to May 2001. Mr. Whitehead again assumed the role of Chairman and Chief Executive Officer on April 16, 2002. Mr. Whitehead also currently serves as the Non-Executive Chairman of PetroWorld Corp., a company whose stock is traded on the London Stock Exchange’s Alternative Investment Market and the TSE Venture Exchange in Canada. Mr. Whitehead served as the Chairman and Chief Executive Officer of Seven Seas Petroleum Inc., a publicly held company, engaged in international oil and gas exploration from February 1995 to May 1997. From April 1987 through January 1995, Mr. Whitehead served as Chairman and Chief Executive Officer of Garnet Resources Corporation, a publicly held oil and gas exploration and development company.

John C. Kinard, age 71. Mr. Kinard has served as a Director of the Company since June 1998 and is currently a Partner in Silver Run Investments, LLC, an oil and gas investment firm. Mr. Kinard served as President of the Remuda Corporation, a private oil and gas exploration company, from 1967 until 2002. From 1990 through December 1995, Mr. Kinard served as President of Glen Petroleum, Inc., a private oil and gas exploration company. From 1990 through 2002, Mr. Kinard also served as the Chairman of Envirosolutions UK Ltd., a private industrial wastewater treatment company.

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

The Board of Directors is committed to sound and effective corporate governance practices and believes such practices are important to ensure that the Company is managed for the long-term benefit of its stockholders. The Board of Directors has engaged in a process of periodically reviewing and considering the Company’s corporate governance practices. The Company also regularly reviews its practices in light of proposed and adopted laws and regulations, including the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission (“SEC”). In the first quarter of this fiscal year, the Company adopted a Code of Ethics applicable to the Company’s officers, directors and employees.

Communications to the Board of Directors

A stockholder may send a written communication to the Board of Directors or any individual member or members of the Board by addressing the communication to Empire Petroleum Corporation, 8801 S. Yale, Suite 120, Tulsa, Oklahoma 74137. All communications so received will be forwarded to the members of the Board of Directors or specified Board members.

Board Meetings

During fiscal 2005, the Board of Directors held three meetings. All of the directors attended 100% of the meetings of the Board of Directors. In addition, the Board of Directors took action two times during fiscal 2005 by unanimous written consent.

Directors are expected to attend the Annual Meeting of Stockholders, and it is the practice of the Company to introduce each director at the Annual Meeting. There was no annual meeting of the Company’s stockholders in the fiscal year 2005.

Code of Ethics

In the first quarter of this fiscal year, the Company adopted a Code of Ethics that applies to all of the Company’s directors and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Company has undertaken to provide any person without charge, upon request, a copy of the Code of Ethics. Requests may be directed to Empire Petroleum Corporation, 8801 S. Yale, Suite 120, Tulsa, Oklahoma 74137, or by calling (918) 488-8068.

Committees of the Board of Directors

Since the Board of Directors is currently only comprised of two members, it does not have any committees. Rather, the entire Board acts as, and performs the same functions as, the audit committee, compensation committee and nominating committee.

Process for Director Nominations

As stated above, the Board of Directors does not have any committees. As such, each of the current directors, Messrs. Whitehead and Kinard, participates in the consideration of director nominees. In connection with the upcoming Annual Meeting, Mr. Kinard nominated Mr. Whitehead as a candidate for reelection as director and Mr. Whitehead nominated Mr. Kinard as a candidate for reelection as director of the Company.

The Board does not have a charter regarding the director nomination process. The Company has determined that Mr. Kinard is “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.

The Board of Directors will consider candidates for director nominees that are recommended by stockholders of the Company in accordance with the procedures set forth below. Any such nominations should be submitted to the Board of Directors in care of the Chief Executive Officer to Empire Petroleum Corporation, 8801 S. Yale, Suite 120, Tulsa, Oklahoma 74137 and accompany it with the following information:

•
Appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

•	The name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholder(s).

The written recommendation should be submitted in the time frame described under the caption “Stockholder Proposals” below.

In evaluating potential director candidates, the Board will take into consideration such factors that it deems appropriate for the needs of the Board of Directors. Generally, the Board will evaluate new potential director candidates by reviewing their biographical information and qualifications and checking the candidates’ references. Those candidates determined to be of interest will be subject to interview by the Board. Using the information obtained and input from the interview, the Board will evaluate whether a prospective candidate is qualified to serve as a director and whether the Board of Directors will nominate the prospective candidate or elect such candidate to fill a vacancy on the Board.

Compensation of Directors

The Company does not have any formal procedure for compensating the members of its Board of Directors. From time to time in the past, the Company has granted options to the members of its Board of Directors under its 1995 Stock Option Plan as compensation for serving on the Board of Directors. During the fiscal year ended December 31, 2005, the Company did not grant any options to any member of its Board of Directors. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors.

PROPOSAL TWO

APPROVAL OF ADOPTION OF THE
2006 STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders are being asked to approve the Company’s 2006 Stock Incentive Plan (the “Incentive Plan”), which was adopted, subject to stockholder approval, by the Board of Directors pursuant to an Unanimous Consent to Action in Lieu of a Special Meeting of the Board of Directors dated April 12, 2006. The Incentive Plan permits the issuance of stock options, restricted stock awards and performance shares. Effective as of May 15, 2005, the Company’s Stock Option Plan (the “1995 Plan”) terminated, except to the extent necessary to govern outstanding options. The Board has recommended the adoption of the Incentive Plan to replace the 1995 Plan. As of the end of fiscal 2005, there were no shares of common stock remaining available for future issuance under the 1995 Plan and there were outstanding options to purchase 575,000 share of common stock that were subject to the 1995 Plan.

The Board believes the Incentive Plan will form an important part of the Company’s overall compensation program. The Incentive Plan will support the Company’s efforts to attract, retain and motivate its officers and employees, and will give the Company the ability to provide those employees with incentives that are linked to the profitability of the Company’s businesses and increases in stockholder value.

The following is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the more detailed terms and conditions of the Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Administration

Initially, the Board of Directors will administer the Incentive Plan. All references herein to the Compensation Committee shall mean the Board unless and until such time as the Board designates a Compensation Committee to administer the Incentive Plan. The Compensation Committee will select the eligible employees, directors and other participants to whom awards are granted, determine the terms, conditions, form and amount of the awards, establish, where deemed applicable, performance goals with respect to awards and determine and certify the achievement thereof. The Compensation Committee will have full power to administer the Incentive Plan and to adopt or establish, and to modify and waive, rules, regulations, agreements, guidelines and procedures which it deems necessary or advisable for the administration of the Incentive Plan.

Eligibility and Limits on Awards

Employees, officers, directors and consultants of the Company, or any of its subsidiaries or affiliates, are eligible to receive awards under the Incentive Plan. Awards will be made at the discretion of the Compensation Committee.

The Incentive Plan places limits on the maximum amount of awards that may be granted to any participant in any fiscal year. Under the Incentive Plan, no participant may receive awards of stock options that cover in the aggregate more than 500,000 shares of common stock in any fiscal year.

Shares Authorized

The total number of shares of common stock that may be issued pursuant to awards under the Incentive Plan is 5,000,000. The total number of shares authorized under the Incentive Plan is subject to adjustment in the event of a recapitalization, stock split, reorganization or similar transaction.

To the extent that shares of common stock subject to an award under the Incentive Plan are not issued by reason of (i) the expiration, termination or forfeiture of such award, (ii) the withholding of shares to satisfy tax withholding requirements of an award, or (iii) the tendering of previously-owned shares to pay all or a portion of the exercise price of a stock option or satisfy the tax withholding requirements of an award, then such unissued shares shall again be available for issuance under the Incentive Plan. The shares of common stock covered by an award are counted as used under the Incentive Plan only to the extent they are actually issued and delivered to a participant.

The source of common stock issued with respect to awards may be either authorized but unissued shares or previously issued shares held as treasury stock. The average for the high and low bid information for a share of the Company’s common stock as reported by the National Association of Securities Dealers Automatic Quotation (NASDAQ) over-the-counter bulletin board system on May 4, 2006, was $0.195.

Awards

The following types of awards may be granted under the Incentive Plan:

Stock Options.  Stock options may be (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) options that do not so qualify, or non-qualified stock options. The exercise price per share of each stock option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of a share of common stock on the date of grant. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the option becomes exercisable. Upon exercise, an option holder must pay the exercise price of the option in full, including applicable taxes. Payment of the exercise price may be in any legal manner permitted by the Compensation Committee and set forth in the award agreement, which may include the use of shares of common stock already owned by the option holder or through a broker-assisted cashless exercise procedure. The Incentive Plan limits the term of any stock option to 10 years.

Restricted Stock.  Restricted stock is an award of shares of common stock that is made subject to specified restrictions on transfer and subject to a substantial risk of forfeiture until certain conditions are met as determined by the Compensation Committee. Conditions may be based on continuing employment and/or achieving performance goals. Unless otherwise specified by the Compensation Committee, shares of restricted stock may be voted by the recipient.

Performance Shares. Performance shares are awards entitling the recipient to receive a number of shares of common stock upon the achievement of performance goals and such other conditions as established by the Compensation Committee. The minimum vesting period (i.e., performance cycle) for a performance share award is one year. A recipient of a performance share will have no right as a stockholder until shares of common stock are delivered to the recipient in settlement of such performance share.

Performance Goals

To allow certain awards granted under the Incentive Plan to the Company’s Chief Executive Officer and its four most highly compensated executive officers to qualify as “performance-based compensation” under Section 162(m) of the Code, the Incentive Plan provides that the Compensation Committee may establish performance goals with respect to an award based upon one or more of the following performance criteria: (i) total shareholder return, (ii) return on invested capital, equity or assets, (iii) operating profit, (iv) earnings per share, (v) sales or revenues, (vi) operating expenses, (vii) common stock price appreciation, (viii) cash flow, (ix) increase in economic value of a subsidiary, division, business unit, or asset or group of assets, (x) earnings of the Company (A) before interest, taxes, depreciation and amortization or (B) after interest, taxes, depreciation and amortization, (xi) reductions in expenses, expressed in specific amounts and/or as a percentage reduction, or (xii) backlog.

At the end of each performance cycle, the Compensation Committee will determine and certify the extent to which the performance goal established for the performance cycle has been achieved and determine the number of shares to be delivered, if any, as a result thereof.

 Award Agreements

The terms and provisions of each award under the Incentive Plan award shall be evidenced by an award agreement. The award agreement will generally set forth the number of shares of common stock subject to the award, the exercise or purchase price (if applicable), vesting requirements, term and other restrictions applicable to an award and, in the case of performance-based awards, the applicable performance goals.

Change in Control

In the event of a “change in control” of the Company (as defined in the Incentive Plan), all stock options granted under the Incentive Plan shall vest and become exercisable immediately, awards of restricted stock shall vest immediately, and all performance goals established for outstanding performance shares shall be deemed immediately satisfied at the respective target levels. In addition, the Compensation Committee may adjust outstanding options by substituting stock or other securities of any successor or another party to the change in control transaction or cash out the outstanding stock options, in any such case, generally based on the consideration received by the Company’s stockholders in the transaction.

Amendment and Termination of Incentive Plan

The Board of Directors may at any time terminate, suspend, amend or modify the Incentive Plan, provided that no such action may impair any outstanding award without the consent of the participant affected thereby. In addition, unless approved by the Company’s stockholders, no amendment or modification may increase the number of shares of common stock that may be issued under the Incentive Plan (except pursuant to an adjustment related to a corporate change affecting the common stock), reduce the minimum purchase price at which shares may be offered under stock options, change the class of persons eligible to participate in the Incentive Plan, or extend the termination date for making awards under the Incentive Plan. Also, no amendment or modification which is required to be approved by the Company’s stockholders under the requirements of Rule 16b-3 under the Exchange Act or any other applicable law, regulation or rule may become effective unless and until the Company’s stockholders approve it. No award may be granted under the Incentive Plan after the tenth anniversary date of its approval by the Company’s stockholders.

Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards under the Plan based on current federal income tax rules.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s tax basis in such shares will equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included in calculating the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares of common stock received upon exercise of an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the exercise of the incentive stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain and the Company will not be entitled to a tax deduction at the time of disposition. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of the shares subject to a restricted stock award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting. A participant may elect pursuant to section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If a participant makes this election, the Company will generally be entitled to a corresponding tax deduction in the year of grant.

Performance Shares. A participant who has been granted a performance share award will not realize taxable income at the time of grant and the Company will not be entitled to a tax deduction at that time. The participant will recognize taxable compensation income at the time of distribution of shares of common stock earned equal to the then fair market value of the distributed shares, and the Company will then be entitled to a corresponding tax deduction. Any gains or losses realized by the participant upon disposition of the shares will be treated as capital gains or losses, and the participant’s tax basis in such shares will equal to the fair market value of the shares at the time of issuance of the shares.

Limitation in the Company’s Deductions. Under Section 162(m) of the Code, a federal income tax deduction for certain awards under the Incentive Plan may be limited to the extent that the Company’s Chief

Executive Officer or any of the four other most highly compensated officers receives compensation, other than performance-based compensation, in excess of $1,000,000 in any year.

New Plan Benefits

No determination has yet been made as to the amount or terms of any awards to be granted under the Incentive Plan and such grants will be determined at the discretion of the Compensation Committee. No awards will be granted under the Incentive Plan unless and until it is approved by the Company’s stockholders.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast on this proposal is required to approve the Incentive Plan, provided that the total votes cast represent over 50% of all votes entitled to be cast on the proposal. Abstentions will be included in determining the number of votes cast on the proposal, thus having the effect of a vote against the proposal. Broker non-votes are not counted in determining the number of votes cast on the proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2005, concerning outstanding stock options and rights to purchase common stock granted to participants in all of the Company’s equity compensation plans and the number of shares of common stock remaining available for issuance under such equity compensation plans.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights	Number of Shares Remaining Available For Future Issuance
Equity compensation plans approved by stockholders (1)	575,000	$ 0.65	0
Equity compensation plans not approved by stockholders		N/A
Total	575,000		0

(1)	Consists of the Company’s 1995 Stock Option Plan.

AUDIT RELATED MATTERS

Audit Committee Report

The Board of Directors does not have an audit committee. Instead, the full Board performs the equivalent functions of an audit committee.

The Board of Directors has reviewed and discussed the audited financial statements with management. The Board of Directors has caused its Chief Executive Officer to discuss with the Company’s independent registered public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented. The Board of Directors has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has caused its Chief Executive Officer to discuss with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based on the review and discussions referred to above, the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

Board of Directors

Albert E. Whitehead
John C. Kinard

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees billed or to be billed to the Company by Tullius Taylor Sartain & Sartain LLP, the Company’s independent registered public accounting firm, for professional Services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees (1)	$22,625	$16,750
Audit-Related Fees (2)	0	0
Tax Fees	0	0
All Other Fees (3)	0	0

Total Fees	$22,625	$16,750

(1)    Audit Fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2005 and December 31, 2004, respectively.

(2)    Audit-Related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)    All Other Fees consist of aggregate fees billed for products and services provided by Tullius Taylor Sartain & Sartain LLP, other than those disclosed above.

The entire Board of Directors of the Company is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The entire Board of Directors reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. All of the fees shown above were pre-approved by the entire Board of Directors.

PROPOSAL THREE

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE SHARES OF THE COMPANY’S AUTHORIZED COMMON STOCK

At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized stock of the Company from Fifty Million (50,000,000) shares to One Hundred Million (100,000,000) shares (the “Amendment”). The Amendment was adopted, subject to stockholder approval, by the Board of Directors pursuant to a Unanimous Consent to Action in Lieu of a Special Meeting of the Board of Directors dated April 12, 2006.

In connection with the proposed Amendment, Article V of the Certificate of Incorporation would be amended to read in its entirety as follows:

“The Corporation shall have the authority to issue 100,000,000 (one hundred million) shares of stock each having a par value of one-tenth of one cent ($0.001). All stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of this Corporation shall not be liable for further call or assessment. The Board of Directors shall have the authority by resolution to grant rights or subscriptions for common stock and for such consideration as the Board of Directors may fix and determine, without action by the shareholders, provided such consideration be as allowed by the laws of the State of Delaware.”

At any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of Delaware, notwithstanding the prior authorization of such amendment by the stockholders of the Company, the Board of Directors may abandon the Amendment without any further action by the stockholders. The Amendment must be approved by at least a majority of the holders of the outstanding shares of common stock of the Company.

As of May 6, 2006, there were approximately: (i) 42,830,190 shares issued and outstanding, (ii) 575,000 shares reserved for future issuance pursuant to outstanding options granted under the Company’s 1995 Stock Option Plan, and (iii) 1,500,000 shares reserved for future issuance pursuant to outstanding warrants granted by the Company in connection with a private placement. If this proposal is approved, taking into account the number of shares reserved for issuance, the Board will have the authority to issue approximately 55,094,810 shares of common stock without further stockholder approval, except as may be required for a particular transaction by applicable law, regulatory agencies or the rules of any securities exchange on which the Company’s securities may then be listed.

The additional authorized shares of common stock may be used for such corporate purposes as may be determined by the Board from time to time to be necessary or desirable. These purposes may include, without limitation: raising capital through the sale of common stock; effecting a stock split or issuing a stock dividend; acquiring other businesses in exchange for shares of common stock; and attracting and retaining employees by the issuance of additional securities under the 2006 Stock Incentive Plan. At the present time, the Company has no commitments, agreements or undertakings to issue any such additional shares. The Board believes that the authorized number of shares of common stock should be increased to provide the Board with the ability to issue additional shares of common stock for the potential corporate purposes described above, without having to incur the delay and expense incident to holding a special meeting of the stockholders to approve an increase in the authorized shares of common stock at that time.

The authorization of the additional shares by this proposal would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, but, to the extent that the additional authorized shares are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to existing stockholders and have a negative effect on the market price of the Company’s common stock. Under the Company’s Certificate of Incorporation, stockholders do not have preemptive rights with respect to the issuance of shares of common stock, which means that current stockholders do not have a prior right to purchase shares in any new issue of common stock in order to maintain their proportionate ownership of common stock.

The increase in the number of authorized shares of common stock could have an anti-takeover effect, although this is not the intent of the Board. For example, if the Board issues additional shares in the future, such issuance could dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or other extraordinary transaction. To the extent that it impedes any such attempts, the proposed Authorized Amendment may serve to perpetuate the Board and the Company’s management. The proposed Authorized Amendment is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to adopt a series of amendments to the Certificate of Incorporation and the Company’s bylaws having an anti-takeover effect.

The Board of Directors recommends that stockholders vote FOR the Amendment to the Certificate of Incorporation.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Tullius Taylor Sartain & Sartain LLP as the Company’s independent registered public accounting firm for fiscal 2006. Tullius Taylor Sartain & Sartain LLP served as the Company’s independent registered public accounting firm during fiscal 2005.

A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as the Company’s independent registered public accounting firm. If the stockholders do not ratify the appointment of Tullius Taylor Sartain & Sartain LLP, the Board will reconsider the appointment.

The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the adoption of this proposal.

The Company expects that a representative of Tullius Taylor Sartain & Sartain LLP will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the ratification of Tullius Taylor Sartain & Sartain LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of May 6, 2006 for: (i) each person who is known to own beneficially more than 5% of the Company’s outstanding common stock; (ii) each of the Company’s executive officers and directors; and (iii) all executive officers and directors as a group. The percentage of beneficial ownership for the following table is based on 42,830,190 shares of Common Stock outstanding as of May 6, 2006. Unless otherwise indicated below, to the Company’s knowledge, all persons and entities listed below have sole voting and investment power over their shares of Common Stock.

Name and address of beneficial owner ownership	Amount and nature of beneficial	Percent of class (1)
Albert E. Whitehead,	14,168,025(2)	33.08%
Chairman of the Board and
Chief Executive Officer
3214 E. 73rd Street
Tulsa, OK 74136-5927

John C. Kinard,	631,331(3)	1.47%
Director
240 Cook Street
Denver, CO 80206-0590

All current directors and executive officers as a group (2 persons)	14,799,356(4)	34.55%

(1)   The percentage ownership for each person is calculated in accordance with the rules of the SEC, which provide that any shares a person is deemed to beneficially own by virtue of having a right to acquire shares upon the conversion of options or other rights are considered outstanding solely for purposes of calculating such person’s percentage ownership.

(2)    This number includes: (i) 11,332,742 shares directly owned by the Albert E. Whitehead Living Trust, of which Mr. Whitehead is the trustee; and (ii) 2,835,283 shares directly owned by the Lacy E. Whitehead Living Trust, of which Ms. Whitehead, Mr. Whitehead’s wife, is trustee. Mr. Whitehead disclaims any interest in the shares owned by the Lacy E. Whitehead Living Trust.

(3)    This number includes: (i) 161,331 shares directly owned by Mr. Kinard;(ii) 320,000 shares Mr. Kinard has the right to acquire pursuant to options granted to him under the 1995 Stock Option Plan; and (iii) 150,000 shares directly owned by Mr. Kinard’s wife, of which Mr. Kinard disclaims any interest.

(4)    This number includes 320,000 shares issuable upon the exercise of options granted under the 1995 Stock Option Plan.

EXECUTIVE COMPENSATION

During the last three completed fiscal years, no executive officer received a salary or any other benefits as a part of executive compensation.

Mr. Albert E. Whitehead, Chairman and Chief Executive Officer, the sole executive officer of the Company, devotes a considerable amount of time to the affairs of the Company and receives no compensation. For financial statement purposes, Mr. Whitehead’s services have been recorded as contributed capital and expense in the amount of $50,000 for the year ended December 31, 2005. During the last three completed fiscal years, the Company did not grant any options to Mr. Whitehead.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal years ended December 31, 2005 and December 31, 2004, Mr. Whitehead advanced the Company an additional $60,190 and $84,312, respectively, to finance the operating expenses of the Company. As of December 31, 2005, the Company owed Mr. Whitehead $274,682 in connection with advances made to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than 10 percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to fiscal 2005.

Based solely on review of the copies of such reports furnished to the Company and any written representations that no other reports were required during the year ended December 31, 2005, to the Company’s knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners during the year ended December 31, 2005 were complied with on a timely basis.

STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be considered by the Company for inclusion in the proxy materials for the Company for the Company’s 2007 Annual Meeting of Stockholders must be submitted in accordance with the applicable regulations of the SEC and received by the Company at its principal executive offices no later than January 9, 2007.

HOUSEHOLDING

The proxy rules of the SEC permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs for companies. The Company is not householding proxy materials for its stockholders of record in connection with the Annual Meeting. However, the Company is aware that certain intermediaries will household proxy materials. If you hold your shares of common stock through a broker or bank that has determined to household proxy materials:

•	Only one annual report and proxy statement will be delivered to multiple stockholders sharing an address;

•
You may request a separate copy of the annual report and proxy statement for the Annual Meeting and for future meetings by calling (918) 488-8068 or by writing to Empire Petroleum Corporation, 8801 S. Yale, Suite 120, Tulsa, Oklahoma 74137, or by contacting your bank or broker to make a similar request; and

•	You may request to discontinue householding by notifying your broker or bank.

OTHER MATTERS

Matters That May Come Before the Annual Meeting

The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If, however, any other matter requiring a vote of stockholders arises, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

Annual Report on Form 10-KSB

Stockholders may obtain a copy of the Company’s Annual Report on Form 10-KSB for fiscal 2005 (without exhibits or documents incorporated by reference) without charge by writing to the Empire Petroleum Corporation, 8801 S. Yale, Suite 120, Tulsa, Oklahoma 74137or by calling (918) 488-8068.

By Order of the Board of Directors,

/s/ Albert E. Whitehead
Albert E. Whitehead
Chairman and Chief Executive Officer

Tulsa, Oklahoma
May 10, 2006

PROXY
EMPIRE PETROLEUM CORPORATION
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Albert E. Whitehead, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Empire Petroleum Corporation (the “Company”) held of record by the undersigned on May 4, 2006, at the Annual Meeting of Stockholders of the Company to be held on June 5, 2006, and at any and all adjournments or postponements thereof.

1.	Election of directors.

☐	FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the proxy as provided herein).

John C. Kinard, Albert E. Whitehead

☐	WITHHOLD AUTHORITY to vote for all the nominees above.
Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:

(Continued and to be signed on the reverse side)

2.	Proposal to approve the adoption of the Company’s 2006 Stock Incentive Plan.

   ☐ FOR   ☐ AGAINST   ☐ ABSTAIN

3.	Proposal to approve the amendment to the Company’s Certificate of Incorporation.

   ☐ FOR   ☐ AGAINST   ☐ ABSTAIN

4.	Proposal to ratify the appointment of Tullius Taylor Sartain & Sartain, LLP as our independent auditors.

     ☐ FOR   ☐ AGAINST   ☐ ABSTAIN

5.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted For Proposals 1, 2, 3 and 4.  This Proxy is revocable at any time before it is exercised.

IMPORTANT:   Please date this and sign this Proxy exactly as name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2006

Signature(s)

Signature(s)

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

APPENDIX A

EMPIRE PETROLEUM CORPORATION
2006 STOCK INCENTIVE PLAN

1.    Purposes. The purposes of the Empire Petroleum Corporation 2006 Stock Incentive Plan are:

(a) To further the growth, development and success of the Company and its Affiliates by enabling the executive and other employees and directors of, and consultants to, the Company and its Affiliates to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Affiliates; and

(b) To maintain the ability of the Company and its Affiliates to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Affiliates which will reflect the growth, development and success of the Company and its Affiliates.

Toward these objectives, the Committee may grant (i) Options and/or (ii) Restricted Stock to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

2.    Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a) “Affiliate” means, other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

(b) “Award” shall mean any Option or Restricted Stock granted under the Plan.

(c) “Award Agreement” shall mean a written agreement between the Company and an Award recipient memorializing the terms and conditions of an Award granted pursuant to the Plan.

(d) “Award Limit” shall mean Options, subject to which the aggregate number of shares of Stock equals 500,000 (as adjusted in accordance with Section 11).

(e) “Beneficial Ownership” (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

(f) “Board” means the Board of Directors of the Company.

(g) Unless otherwise determined by the Committee and set forth in the applicable Agreement, “Change in Control” means the occurrence of any of the following:

(i) an acquisition (other than directly from the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as defined in Section 2(p)) shall not constitute an acquisition that would cause a Change in Control;

(ii) the individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) the consummation of:

(A) a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction;” a “Non-Control Transaction” shall mean a Merger if:

(1) the stockholders of the Company, immediately before such Merger own, directly or indirectly, immediately following such Merger, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such Merger (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such Merger;

(2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation; and

(3) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2(p)), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger, was maintained by the Company or any Related Entity, or (iv) any Person who immediately prior to such Merger had Beneficial Ownership of more than fifty percent (50%) of the then outstanding Voting Securities, has Beneficial Ownership of more than fifty percent (50%) of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock;

(B) a complete liquidation or dissolution of the Company (not including a “Non-Control Transaction”); or

(C) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Subsidiary or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. Solely for purposes of this Section 2(g), (x) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Stock.

(h) “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(i) “Committee” shall mean the Board unless and until such time as the Board appoints a Compensation Committee of the Board or, in the event that the Board appoints a Compensation Committee of the Board, such subcommittee of the Compensation Committee as determined by the Compensation Committee.

(j) “Company” means Empire Petroleum Corporation, a Delaware corporation, or any successor entity.

(k) “Disability” shall mean the inability of an employee to perform substantially all the duties of his or her employment position with the Company or Subsidiary by reason of any medically determinable physical or mental impairment which is expected to be permanent and continues for more than 180 days. The Committee may require such proof of Disability as the Committee in its sole discretion deems appropriate and the Committee’s determination as to whether the award recipient is disabled shall be conclusive, final, and binding on all parties concerned.

(l) “Effective Date” means the date on which the Plan is effective, as determined pursuant to Section 16.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(n) “Fair Market Value” of a share of Stock as of a given date shall be the mean of the average of the high and low bid information for a share of Stock as reported by the the National Association of Securities Dealers Automatic Quotation (NASDAQ) over-the-counter bulletin board system (or, if not so reported, such other recognized reporting source as the Board shall select) for such date, or, if no such information is reported for such date, the most recent day for which such prices are available shall be used.

(o) “ISO” or “Incentive Stock Option” means a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

(p) “Non-Control Acquisition” means an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (ii) the Company or any Related Entity; or (iii) any Person in connection with a Non-Control Transaction.

(q) “Notice” means written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m. (CST), on a day when the Company’s executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company’s Secretary or sent to the Company in accordance with an Award Agreement at the address indicated in such Award Agreement.

(r) “Option” means a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

(s) “Optionee” means an individual who is eligible, pursuant to Section 5, and who has been selected to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

(t) “Participant” shall mean an individual who has received a grant of an Award under the Plan.

(u) “Performance Cycle” shall mean the period of one year or longer established by the Committee in connection with the grant of Performance Shares.

(v) “Performance Goals” shall mean a target or targets of objective performance established by the Committee in its sole discretion. A Performance Goal shall be based on one or more of the following criteria: (i) total shareholder return, (ii) return on invested capital, equity, or assets, (iii) operating profit, (iv) earnings per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation; (viii) cash flow; (ix) increase in economic value of a Subsidiary, division, business unit, or asset or group of assets of the Company or any Subsidiary, division, or business unit; (x) pre-tax income or after-tax income, or (xi) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, may be a comparison of actual performance during a performance period against budget for such period, and may be applied to one or more of the Company, or Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no award will be earned, levels of performance at which specified awards will be earned, and a maximum level of performance at which the maximum level of awards will be earned. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Internal Revenue Code and Section 1.162-27(e) of the Income Tax Regulations, to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Once a Performance Goal is established and Performance Shares are granted to a Participant with respect to a Performance Cycle, the Committee shall have no discretion to increase the amount of compensation that would otherwise be payable to a Participant upon attainment of the Performance Goal.

(w) “Performance Share” shall mean a contingent right to receive a share of Stock in the future pursuant to the terms of a grant made under Section 8 and the relevant Award Agreement.

(x) “Performance Share Award” shall mean a grant or one or more Performance Shares pursuant to the terms of Section 8 and the relevant Award Agreement.

(y) “Person” - “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of such persons.

(z) “Plan” means this Empire Petroleum Corporation 2006 Stock Incentive Plan.

(aa) “Plan Year” shall mean the Company’s fiscal year.

(bb) “Restricted Stock” shall mean a share of Stock which is granted pursuant to, and subject to the terms of Section 7 and is subject to such additional terms and restrictions as set forth in the relevant Award Agreement.

(cc) “Restricted Stock Award” shall mean a grant of one or more shares of Restricted Stock pursuant to the terms of Section 7 and the relevant Award Agreement.

(dd) “Rule 16b-3” shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

(ee) “Target Level” shall mean, with respect to one or more Performance Goals established by the Committee in connection with an award under the Plan, the level of achievement designated by the Committee as the target level of performance.

(ff) “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

(gg) “Stock” means the common stock, par value $.001 per share, of the Company.

(hh) “Subsidiary” shall mean any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(ii) “Voting Securities” means all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

3.    Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee.

(b) At such time as the Board appoints a Committee, it shall consist of two or more members of the Board each of whom shall be a “non-employee director” within the meaning of Rule 16b-3, an “independent director” within the meaning of any applicable stock exchange rule and, to the extent that the Board has resolved to take actions necessary to enable compensation arising with respect to awards under the Plan to constitute performance-based compensation for purposes of Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m) of the Code. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

(c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Awards shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company’s or an Affiliate’s management; determine whether an Award shall take the form of Performance Shares, Restricted Stock, an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Award, the periods for which Options will be outstanding, the Performance Goals and Target Levels to be attained to earn Performance Shares, and the restrictions to be placed on shares of Restricted Stock; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of Stock subject to any outstanding Award; at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to any such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee’s exercise of Options by tendering shares of Stock or under any “cashless exercise” program established by the Committee, and methods of withholding or providing for the payment of required taxes; offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and, to the extent permitted under the applicable Award Agreement, permit the transfer of an Award or the exercise of an Option by one other than the Participant who received the grant of such Award (other than any such transfer or exercise which would cause any ISO to fail to qualify as an “incentive stock option” under Section 422 of the Code unless the Participant acknowledges and consents in writing to such consequence).

(d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Award Agreements; construe any ambiguous provision of the Plan and/or the Award Agreements and decide all questions concerning eligibility for and the amount of Awards granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Award. The Committee shall have the authority to adopt such procedures and subplans and grant Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Award Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.

(e) Each Award shall be evidenced by an Award Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Award Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted (i) shall have executed and delivered to the Company an Award Agreement or other instrument evidencing the Award, unless such Award Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

(f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

(g) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. Neither the Committee nor any member thereof shall incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

(i) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Award intended to be “qualified performance-based compensation,” or the requirements for any Award granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4.    Shares of Stock Subject to the Plan. (a) The shares of stock subject to Awards granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock reserved and available for distribution pursuant to Awards granted under the Plan is 5,000,000 shares.

(b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the number of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 11.

(c) Shares of Stock covered by an Award shall only be counted as used to the extent they are actually issued and delivered to Participant. Any shares of Stock subject to an Award which for any reason expires or is terminated or forfeited without having been fully earned, vested or exercised, or payment is made to the Participant with respect to such shares in the form of cash or other property other than Stock, may again be granted pursuant to an Award under the Plan, subject to the limitations of this Section 4.

(d) If any portion of the exercise price of an Option or other Award or tax withholding requirements with respect to any Awards are paid by tendering to the Company shares of Stock already owned by the holder (or such holder and his or her spouse jointly), or, with respect to tax withholdings only, if shares are withheld to satisfy such requirements from the shares that would otherwise be delivered to a Participant, only the number of shares of Stock issued net of the shares of Stock so tendered or withheld, if any, shall be deemed delivered for purposes of determining the total number of shares of Stock that may be delivered under the Plan.

(e) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan; provided, however, that the maximum number of shares of Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of shares set forth in paragraph (a) of this Section 4, as adjusted pursuant to paragraphs (b) and (c) of this Section 4.

5.    Eligibility. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

6.    Stock Options. The Committee may make grants of Options to eligible persons, which grants may be either alone or in addition to other awards granted under the Plan. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an ISO. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Award Agreement. Options need not be uniform as to all grants and recipients thereof.

(a) The exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Award Agreement; provided, however, that, subject to paragraph (h)(iii) and/or (j) of this Section 6, if applicable, such exercise price applicable to any Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock at the time that the Option is granted.

(b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions, as may be determined by the Committee in its discretion in accordance with the Plan and stated in the Award Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (h)(iii) of this Section 6.

(c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of one hundred (100) shares and the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

(d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 10. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Award Agreement, including, in the Committee’s discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a ‘cashless exercise’ program (through broker accommodation) established by the Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly.

(e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

(f) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate, as applicable. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option or following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Award Agreement.

(g) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

(h)          (i) Each Award Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an ‘incentive stock option’ under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an ‘incentive stock option’ under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an ‘incentive stock option’ under Section 422 of the Code.

(ii) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other ‘incentive stock options’ (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other ‘incentive stock option’ plans of the Company, any Subsidiary and any ‘parent corporation’ of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(iii) No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any ‘parent corporation’ of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

(i) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Award Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Award Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

(j) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the exercise price and other terms and conditions of such substitute Options.

(k) The Committee shall not grant Options to any individual Participant in any fiscal year that exceeds the Award Limit. To the extent required by Section 162(m) of the Code, shares of Stock subject to Options which are canceled shall continue to be counted against the Award Limit and if, after the grant of an Option, the exercise price is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit.

7.    Restricted Stock. The Committee may make grants of Restricted Stock to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Plan. Each grant of Restricted Stock under the Plan shall be evidenced by an Award Agreement which shall comply with and be subject to the following terms and conditions:

(a) Shares of Stock covered by an Award Agreement shall not be sold, assigned, transferred or otherwise disposed of, mortgaged, pledged or otherwise encumbered until such shares or have become fully vested pursuant to the Plan and the applicable Award Agreement.

(b) Except as provided in this Section 7 and unless the Committee provides otherwise in the applicable Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends.

(c) Restricted Stock shall be issued in such form as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any stock certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Empire Petroleum Corporation 2006 Incentive Stock Plan and an Award Agreement. Copies of such Plan and Award Agreement are on file at the headquarters offices of Empire Petroleum Corporation”

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any grant of a Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Restricted Stock Award.

(d) Shares of Stock covered by an Award Agreement granted to a Participant shall vest in accordance with the terms and conditions specified in the applicable Award Agreement. In addition, the Committee may, in its sole discretion, accelerate the vesting of any or all grants of Restricted Stock under the Plan.

(e) In the event of the termination of employment of the recipient of a grant of Restricted Stock, the recipient shall forfeit the shares of Stock covered by such grant which are not vested as of the date of termination.

(f) Restricted Stock granted under the Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

8.    Performance Shares. The Committee may make grants of Performance Shares to eligible persons, which grants may be made either alone or in addition to other Awards granted under the Plan. Each grant of Performance Shares under the Plan shall be evidenced by an Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a) For each grant of Performance Shares, the Committee shall establish a Performance Cycle and Performance Goals. The attainment of the Performance Goals determined as of the last day of the Performance Cycle shall be a condition to the settlement for Stock of the Performance Shares so granted.

(b) Upon the expiration of the Performance Cycle, the Committee shall determine and certify the extent to which the Performance Goals have been achieved and shall determine the number of Performance Shares granted to a recipient that shall have been earned, and the Committee shall then cause to be delivered to the recipient the number of shares of Stock equal to the number of Performance Shares determined by the Committee to have been earned as soon as practicable thereafter or such later date as may be specified by the Committee.

(c) With respect to any grant of Performance Shares, the recipient of such Performance Shares shall acquire no rights of a shareholder of Stock unless and until the recipient becomes the holder of shares of Stock delivered to such recipient in settlement of such Performance Shares.

(d) Unless otherwise specified in the applicable Award Agreement, in the event of the termination of employment of a recipient of Performance Shares on or before the last day of the relevant Performance Cycle, the recipient will forfeit the Performance Shares granted with respect to such Performance Cycle.

(e) Upon the occurrence of a Change of Control, the Performance Goals of all then outstanding Performance Shares granted under the Plan shall be deemed to have been achieved at Target Levels, all other terms and conditions related thereto shall be deemed to have been satisfied, and a recipient shall be entitled to a pro rata distribution of shares of Stock in settlement of the recipient’s outstanding Performance Share Awards. The pro rata distribution of shares of Stock to a recipient shall be determined by multiplying the number of shares of Stock that would be deliverable to the recipient in settlement of the recipient’s Performance Shares, at Target Level achievement, by a fraction, the numerator of which is equal to the number of full calendar months of the Performance Cycle that have elapsed on or before the date on which the Change of Control occurs and during which the recipient was a key employee, and the denominator of which is the number of months in the Performance Cycle. The Performance Shares of a recipient for which no delivery of common stock has been made shall be forfeited.

(f) A Performance Share may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered; shares of Stock covered by a Performance Share Award may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered until such shares have been actually delivered to the recipient in settlement of the Performance Share Award to which they relate.

(g) Performance Shares granted under this Plan shall be subject to such additional provisions as may be deemed advisable by the Committee.

9.    Transfer, Leave of Absence. A transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code).

10.   Rights of Employees and Other Persons.

(a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Award Agreement.

(b) Nothing contained in the Plan or in any Award Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee’s employment or any director’s directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

(c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Award.

(d) Nothing contained in the Plan or in any Award Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

11.   Tax Withholding Obligations.

(a) The Company and/or any Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Participants (including, for purposes of this Section 10, any other person entitled to exercise an Option pursuant to the Plan or an Award Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Awards (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 10).

(b) Each Participant shall (and in no event shall Stock be delivered to such Participant with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Award, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Participant to (i) elect withholding by the Company of Stock otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company’s or any Affiliate’s required tax withholding obligations using the minimum statutory withholding rates for Federal, state and/or local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tender to the Company Stock owned by such Participant (or by such Participant and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

12.   Changes in Capital. (a) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) (i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, “spin-off,” liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company’s capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Awards may be granted, the Award Limit and the number, class and kind of shares under each outstanding Award and the exercise price per share applicable to any outstanding Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Awards or otherwise necessary to reflect any such change.

(ii) Fractional shares of Stock resulting from any adjustment in Awards pursuant to Section 12(b)(i) shall be aggregated until, and eliminated at, the time of settlement of the Awards or, in the case of affected Options, exercise. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

(c) In the event of a Change in Control:

(i) Except as provided in Section 8(e), immediately prior thereto, all outstanding Awards shall automatically be accelerated and become immediately exercisable as to all of the shares of Stock covered thereby.

(ii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be adjusted by substituting for each share of Stock subject to such Award immediately prior to the transaction resulting in the Change in Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, or other property) received in such transaction by holders of Stock for each share of Stock held on the closing or effective date of such transaction, in which event, in the case of an Option, the aggregate exercise price thereof shall remain the same; provided, however, that if such consideration received in the transaction is not solely stock of a successor, surviving or other corporation, the

Committee may provide for the consideration to be received upon settlement of an Award, for each share of Stock subject to the Award, to be solely stock of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per share consideration received by holders of Stock in the Change in Control transaction.

(iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Award shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less, in the case of an Option, the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

(iv) The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (i), (ii) or (iii) of this Section 12.

No Participant shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Participant. Any actions or determinations of the Committee under this subsection 12(c) need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 12 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

13.   Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of shares of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company.

(b) Except as otherwise provided in this paragraph (b) of Section 13 or by the Committee, an Award by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. An Award Agreement may permit the exercise or payment of an Participant’s

Option or settlement of an Award (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Participant by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee’s beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee’s estate or the proper legatee or distribute thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable. The Company shall be under no obligation to issue Stock in satisfaction of an Award unless and until the Committee is satisfied that the person or persons requesting settlement of such Award is the duly appointed legal representative of the deceased Participant’s estate or the proper legatee or distribute thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.

(c)(i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Award may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option or settlement of any Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iii) Upon termination of any period of suspension under this Section 13(c), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares of Stock which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(d) The Committee may require each person receiving Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof.  All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause any legend to be put on any such certificates to reference any such restrictions.

(e) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

(f) In the discretion of the Committee, a Participant may elect irrevocably (at a time and in a manner determined by the Committee) prior to settlement of an Award or exercising an Option that delivery of shares of Stock upon such settlement or exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the settlement of an such Award or the exercise of any such Option and until the delivery of any deferred shares under this paragraph (f) of Section 13, the number of shares otherwise issuable to the Participant shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Participant’s memorandum account shall become issuable pursuant to the Participant’s election.

(g) Except as prohibited by applicable law, the Committee may, in its discretion, extend one or more loans to Participants who are directors, key employees or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Award granted to any such individual. The terms and conditions of any such loan shall be established by the Committee.

(h) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(i) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to such state’s conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

(j) The words “Section,” “subsection” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Award Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(k) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Awards granted hereunder.

14.   Limits of Liability. (a) Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

15.   Limitations Applicable to Certain Options Subject to Exchange Act Section 16 and Code Section 162(m). Unless stated otherwise in a Participant’s Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, unless stated otherwise in a Participant’s Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an employee of the Company or an Affiliate intended to qualify as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code, and the Plan and applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

16.   Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Award theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code: (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

(a) except as is provided in Section 12, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Section 6(k) on the maximum number of shares of Stock that may be subject to Options granted to a Participant;

(b) except as is provided in Section 12, decrease the minimum option exercise price requirements of Section 6(a);

(c) change the class of persons eligible to receive Awards under the Plan; or

(d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

The Committee may amend the terms of any Award theretofore granted, including any Award Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Participant without his or her written consent. Notwithstanding the foregoing, without the consent of affected Participants, Awards may be amended, revised or revoked to the extent necessary to avoid any penalties under Section 409A of the Code.

17.   Effective Date and Term. Following adoption of the Plan by the Board, the Plan shall become effective when it is approved by the holders of a majority of the Company’s outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The effectiveness of any Awards granted prior to such stockholder approval shall be specifically subject to and conditioned upon, and no such Award shall be vested or, in the case of Options, exercisable until, such stockholder approval. If the Plan is not so approved by the Company’s stockholders, the Plan shall not become effective and shall terminate immediately, and any Awards previously granted shall thereupon be automatically canceled and deemed to have been null and void ab initio. The Plan shall terminate upon the earliest to occur of:

(a) the effective date of a resolution adopted by the Board terminating the Plan;

(b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan’s provisions; or

(c) ten (10) years from the date the Plan is approved by the Company’s stockholders.

No Award may be granted under the Plan after the Plan’s termination; however, Awards theretofore granted may extend beyond such date. No such termination of the Plan shall affect the previously accrued rights of any Participant hereunder and all Awards previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Award Agreement.